UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 3, 2021

Chiasma, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-37500	76-0722250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 Kendrick Street, Building C East

Needham, Massachusetts 02494

(Address of principal executive office) (Zip Code)

(617) 928-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CHMA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 3, 2021, Chiasma, Inc. (“Chiasma”) held a virtual special meeting of its stockholders (the “Special Meeting”). Chiasma’s stockholders voted on Proposal 1 and Proposal 2 at the Special Meeting, which are described in more detail in the definitive proxy statement filed by Chiasma with the U.S. Securities and Exchange Commission on July 2, 2021.

Chiasma’s stockholders were entitled to one vote for each share of common stock, $0.01 par value per share (each, a “Share”), held as of the close of business on June 15, 2021 (the “Record Date”). At the close of business on the Record Date, there were 63,191,027 Shares entitled to vote at the Special Meeting. Present at the Special Meeting or by proxy were holders of 40,381,618 Shares, representing 63.88% of the outstanding Shares eligible to vote at the Special Meeting, and constituting a quorum. The final results with respect to such proposal are set forth below.

Proposal 1 – The Merger Proposal. To adopt the Agreement and Plan of Merger, dated as of May 4, 2021 (the “Merger Agreement”) by and among Chiasma, Amryt Pharma plc (“Amryt”) and Acorn Merger Sub, Inc., an indirect wholly owned subsidiary of Amryt (“Merger Sub”), pursuant to which Merger Sub will merge with and into Chiasma (the “Merger”), with Chiasma surviving the merger as an indirect wholly owned subsidiary of Amryt.

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,122,701	246,789	12,128	—

Proposal 2 – The Advisory, Non-Binding Compensation Proposal. To approve, on a non-binding advisory basis, the compensation that may be paid or become payable to Chiasma’s named executive officers that is based on or otherwise relates to the transactions contemplated by the merger agreement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,757,866	517,949	3,105,803	—

Stockholder action on a third proposal, to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of approving the Merger Proposal, was not required in light of the adoption of the Merger Proposal and no vote was taken on that proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2021	Chiasma, Inc.

	By:	/s/ John Doyle
John Doyle
Senior Vice President, Chief Financial Officer